                                                                  EXHIBIT 10.31

--------------------------------------------------------------------------------


                            STOCK PURCHASE AGREEMENT

                         dated as of November 27, 1996

                                     among

                      DLJ MERCHANT BANKING PARTNERS, L.P.,

                       DLJ INTERNATIONAL PARTNERS, C.V.,

                          DLJ OFFSHORE PARTNERS, C.V.,

                      DLJ MERCHANT BANKING FUNDING, INC.,

                             DLJ FIRST ESC L.L.C.,

                                UBS CAPITAL LLC,

                            SDW HOLDINGS CORPORATION

                                      and

                                 SAPPI LIMITED

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.   Definitions ..............................................................1

2.   Purchase and Sale ........................................................5

3.   Closing ..................................................................5

4.   Placement; Back-Up Financing .............................................6

5.   Conditions to Closing ....................................................9

6.   Representations and Warranties of Holders ...............................13

7.   Covenants of Holders ....................................................16

8.   Representations and Warranties of Sappi  ................................19

9.   Covenants of Sappi ......................................................21

10.  Mutual Covenants ........................................................21

11.  Indemnification .........................................................22

12.  Further Assurances ......................................................23

13.  Legends .................................................................24

14.  Assignment ..............................................................24

15.  Termination .............................................................25

16.  Expenses ................................................................25

17.  Attorney Fees ...........................................................25

18.  Severability ............................................................26

19.  Consent to Jurisdiction .................................................26

20.  Counterparts ............................................................26


                                      (i)

21.  Interpretation ..........................................................26

22.  Existing Documents ......................................................26

23.  Entire Agreement ........................................................27

24.  Amendment; Waiver .......................................................27

25.  Binding Effect; Benefit; Action by DLJMB ................................27

26.  Notices .................................................................27

27.  Applicable Law ..........................................................28

28.  Waiver of Jury Trial ....................................................28

29.  Specific Enforcement ....................................................28

30.  Press Release ...........................................................28

30.  Press Release ...........................................................30

Schedule A     Holders' Shares, Warrants and Warrant Shares

Schedule 6(b)  Holders' Consents
Schedule 8(b)  Sappi's Consents

Exhibit A Form of Press Release

                                      (ii)

               STOCK PURCHASE AGREEMENT dated as of November 27, 1996, (the

          "Execution Date") among DLJ MERCHANT BANKING PARTNERS, L.P., a
          ---------------
          Delaware limited partnership ("DLJMB"), DLJ INTERNATIONAL PARTNERS,
                                         -----
          C.V., a Netherlands Antilles limited partnership ("DLJIP"), DLJ
                                                             -----
          OFFSHORE PARTNERS, C.V., a Netherlands Antilles limited partnership

          ("DLJOP"), DLJ MERCHANT BANKING FUNDING, INC., a Delaware corporation,
          -------
          DLJ FIRST ESC L.L.C., a Delaware limited liability company, (each of the foregoing, a "DLJ Entity" and collectively, the "DLJ Entities"),
                            ----------                         ------------
          UBS CAPITAL LLC, a Delaware limited liability company formerly known as UBS Capital Corporation ("UBS", together with each DLJ Entity, a
                                       ---
          "Holder" and collectively, the "Holders"), SDW HOLDINGS CORPORATION, a
          -------                         -------
          Delaware corporation (the "Company"), and SAPPI LIMITED, a corporation
                                     -------
          organized under the laws of the Republic of South Africa (including where the context requires any designee pursuant to Section 2,

          "Sappi").
           -----

     WHEREAS the DLJ Entities currently own an aggregate of 3,125,000 shares of common stock, par value $0.01 per share (the "Shares"), of the Company and
                                              ------
3,468,749 Class B Warrants of the Company (the "Class B Warrants") to purchase 3,468,749 Shares.

     WHEREAS UBS currently owns 625,000 Shares, 693,750 Class B Warrants to purchase 693,750 Shares and 300,000 Class A Warrants of the Company (the "Class A Warrants", together with the Class B Warrants, the ("Warrants") to purchase 89,844 Shares.

     WHEREAS Sappi desires to acquire from each Holder, and each Holder desires to transfer to Sappi (a) all the issued and outstanding Shares held by such Holder (including any Shares issued upon exercise of Warrants) and (b) all the Warrants held by such Holder (all Shares and Warrants held by the Holders being referred to collectively as the "Securities").
                                 ----------

     WHEREAS Sappi desires to acquire all the remaining issued and outstanding Shares not owned by the Holders (including any Shares issued upon exercise of Warrants) and to either acquire all outstanding Warrants not owned by the Holders or convert such Warrants into a right to receive cash pursuant to a merger involving the company (the "Merger").

     NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1.  Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the following meanings:

     "Affiliate Transfer" shall have the meaning set forth in Section 7(c)(i).
      ------------------

     "Agreement" shall mean this Stock Purchase Agreement dated as of November
      ---------
21, 1996 among the parties hereto.

     "Back-Up Financing" shall have the meaning set forth in Section 4(d).
      -----------------

     "Back-Up Financing Agreement" shall have the meaning set forth in Section
      ---------------------------
4(d)(i).

     "Back-Up Purchaser" shall have the meaning set forth in Section 4(d).
      -----------------

     "Business Day" shall mean any day on which commercial Banks are open for
      ------------
business in New York, London and the Republic of South Africa.

     "Class A Warrants" shall have the meaning set forth in the recitals to this
      ----------------
Agreement.

     "Class B Warrants" shall have the meaning set forth in the recitals to this
      ----------------
Agreement.

     "Closing" shall have the meaning set forth in Section 3.
      -------

     "Closing Date" shall have the meaning set forth in Section 3.
      ------------

     "Company" shall have the meaning set forth in the preamble to this
      -------
Agreement.

     "Confidential Information" shall mean (i) this Agreement, the contents
      ------------------------
hereof and the parties' activities pursuant or related hereto, (ii) the fact that any preparations, discussions or negotiations are taking place concerning the Placement, Back-Up Financing or any related transactions, and (iii) any information concerning the Company, Warren or Sappi, their financial condition, business, operations or prospects in the possession of or to be furnished to any Holder in its capacity as a shareholder of the Company or by virtue of its present or former right to designate a director of the Company or in connection with the Placement or the transactions contemplated hereby or related hereto;

provided, however, that the term "Confidential Information" does not include
--------  -------
information which at the time of disclosure is generally available to the public other than as a result of a disclosure by a Holder or its Representatives in violation of Section 7(a) or Section 6.1 of the Shareholders Agreement or was or becomes available to such Holder on a non-confidential basis from a source other than the company, Warren, Sappi, any of their affiliates or any of their Representatives, provided that such source is or was (at the time of receipt of
                 --------
the relevant information) not, to the best of such Holder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company, Warren, Sappi or another person.

     "Consents" shall have the meaning set forth in Section 5 (a)(iv)(A).
      --------

     "DLJ Directors" shall have the meaning set forth in Section 7(b).
      -------------

     "DLJ Entity" shall have the meaning set forth in the preamble to this
      ----------
Agreement.

     "DLJTP" shall have the meaning set forth in the preamble to this Agreement.
      -----

     "DLJMB" shall have the meaning set forth in the preamble to this Agreement.
      -----

     "DLJOP" shall have the meaning set forth in the preamble to this Agreement.
      -----

     "Dollars" or "$" shall mean lawful currency of the United States of
      -------      -
America.

     "Execution Date" shall have the meaning set forth in the preamble to this
      --------------
Agreement.

     "Governmental Entity" shall have the meaning set forth in Section 5(i)(ii),
      -------------------

     "Gross Proceeds Placement" shall have the meaning set forth in Section 2.
      ------------------------

     "Holder" shall have the Meaning set forth in the preamble to this
      ------
Agreement.

     "Holder Indemnified Parties" shall have the meaning set forth in Section
      --------------------------
11(c).

     "Indemnified Party" shall have the meaning set forth in Section 11(d).
      -----------------

     "Indemnifying Party" shall have the meaning set forth in Section 11(d).
      ------------------

     "Initial Purchasers" shall have the meaning set forth in Section 4(a)(iii).
      ------------------

     "Liens" shall have the meaning set forth in Section 5(a)(iii).
      -----

     "Losses" shall have the meaning set forth in Section 11(b).
      ------

     "Managers" shall have the meaning set forth in Section 4(a)(iii).
      --------

     "Merger" shall have the meaning set forth in the recitals to this
      ------
Agreement.

     "Minority Acquisition" shall have the meaning set forth in Section 7(a).
      --------------------

     "Net Proceeds Placement" shall have the meaning set forth in Section 2.
      ----------------------

     "Offering" shall have the meaning set forth in Section 4(b)(i).
      --------

     "Payment Date" shall have the meaning set forth in Section 3.
      ------------

     "Person" shall mean any individual, corporation, partnership limited
      ------
liability company, firm, group (as such term is used under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), joint venture, association, joint stock company, estate, trust, unincorporated organization, governmental or regulatory body or other entity (including any division of any such person).

     "Placement" shall have the meaning set forth in Section 4 (a) (i).
      ---------

     "Placement Agreement" shall have the meaning set forth in Section 4 (a)(i).
      -------------------

     "Placement Documentation" shall have the meaning set forth in Section 7(g).
      -----------------------

     "Placement Price" shall have the meaning set forth in Section 2.
      ---------------

     "Purchase Consideration" shall have the meaning set forth in Section 2.
      ----------------------

     "Rand" or "R" shall mean lawful currency of the Republic of South Africa.
      ----      -

     "Representatives" shall mean the partners, directors, officers, employees,
      ---------------
agents, counsel, accountants, investment advisors or representatives of any person.

     "Sappi" shall have the meaning set forth in the preamble to this Agreement
      -----
and shall include any designee pursuant to Section 2.

     "Sappi Indemnified Parties" shall have the meaning set forth in Section
      -------------------------
11(c).

     "Sappi Shares" shall have the meaning set forth in Section 2.
      ------------

     "Securities" shall have the meaning set forth in the recitals to this
      ----------
Agreement.

     "Securities Act" shall have the meaning set forth in Section 6(e).
      --------------

     "Shareholders Agreement" shall have the meaning set forth in Section 6(g).
      ----------------------

     "Shares" shall have the meaning set forth in the recitals to this
      ------
Agreement.

     "UBS" shall have the meaning set forth in the preamble to this Agreement.
      ---

     "UBS Directors" shall have the meaning set forth in Section 7(b).
      -------------

     "Warrant Agreements" stall have the meaning set forth in Section 6(g).
      ------------------

     "Warrant Shares" shall mean Shares issued or issuable upon the exercise of
      --------------
its Warrants.

     "Warrants" shall have the meaning set forth in the recitals to this
      --------
Agreement.

     "Warren" shall have the meaning set forth in Section 6(g).
      ------

      2.  Purchase and Sale.  On the terms and subject to the conditions of this
          -----------------
Agreement, each Holder severally agrees to sell, transfer and deliver or cause to be sold, Transferred and delivered to Sappi or any one or more of its affiliates designated by Sappi, and Sappi agrees to purchase or cause any one or more of its affiliates designated by Sappi to purchase from such Holder, all Securities held by such Holder; provided, however that Sappi shall not be
                                --------  -------
obligated to buy more than the total number of Securities set forth on Schedule
A. For each Share or each Warrant acquired by or as designated by Sappi from a Holder, such Holder shall receive (the "Purchase Consideration"): (a) for each
                                        ----------------------
Share $17.25 and (b) for each Warrant Share into which one or more Warrants to be purchased is convertible an amount equal to the remainder of (i) $17.25 less
(ii) the exercise price for such Warrant Share as of the time of the Closing (such exercise price being $0.01 per Share as of the Execution Date). The Purchase Consideration shall be payable in Dollars or, at Sappi's sole election, in whole or in part in Ordinary Shares, par value R1.00, of Sappi ("Sappi
                                                                    -----
Shares"). If Sappi elects to deliver Sappi Shares, the number of Sappi Shares
------
deliverable to each Holder shall be determined at the election of Sappi, in its sole discretion, in accordance with either of the two following formulas:

          (x) by dividing the aggregate Purchase Consideration being paid to such Holder in Sappi Shares by the proceeds from the Placement per Sappi Share payable to the Holders before deduction of any underwriting commissions or discounts or other placement fees payable in respect of the Placement (the "Placement Price") (and rounding up to the next whole number
                     ---------------
     of Sappi Shares) (a "Net Proceeds Placement"); or
                          ----------------------

          (y) by dividing the aggregate Purchase Consideration being paid to such Holder in Sappi Shares by the proceeds from the Placement per Sappi Share payable to the Holders after deduction of any underwriting commissions or discounts or other placement fees payable in respect of the Placement (and rounding up to the next whole number of Sappi Shares) (a

     "Gross Proceeds Placement").
     -------------------------

Sappi may revoke in whole or in part its election to pay the Purchase Consideration in whole or in part in Sappi Shares or change the portion of the Purchase Consideration payable in Sappi Shares in its sole discretion at any time, and from time to time, prior to the Closing. The total number of Shares and warrants held by each respective Holder as of the Execution Date is set forth on Schedule A.

      3.  Closing.  The closing (the "Closing") of the purchase and sale of the
          -------                     -------
Securities shall be held at the offices of Cravath Swaine & Moore, 825 Eighth Avenue, New York, New York or at such other place as Sappi and the Holders shall agree on the earlier of the following dates (the "Closing Date"): (a) the date
                                                  ------------
that is 180 days after the Execution Date (the "Payment Date") or (b) two
                                                ------------
Business Days after the day on which Sappi in its sole discretion gives notice to the Holders of the Closing or, in each case, if the applicable conditions to the

Closing set forth in Section 5 shall not have been satisfied by such date, as soon as practicable after such conditions shall have been satisfied. At the Closing (i) Sappi shall deliver or cause to be delivered to or as directed by each Holder, as appropriate, the Purchase Consideration in the form of (A) a wire transfer to a bank account previously designated by such Holder of immediately available funds in Dollars in respect of any portion of the Purchase Consideration which Sappi has not finally elected, in its sole discretion, to pay in Sappi Shares and (B) certificates representing Sappi Shares (legended in accordance with Section 13) in respect of any portion of the Purchase Consideration which Sappi, in its sole discretion, finally elects to pay in Sappi Shares, and (ii) such Holder shall deliver or cause to be delivered to or as directed by Sappi certificates representing its respective Securities, (including Securities in addition to those set forth on Schedule A which Sappi elects to purchase) duly endorsed in blank or accompanied by stock powers duly endorsed in blank in proper form for transfer.

      4.  Placement; Back-Up Financing.    (a)  (i)  If Sappi elects to pay in
          ----------------------------
whole or in part the Purchase Consideration in Sappi Shares, then, subject to
Section 4(d), Sappi shall arrange the sale of such Sappi Shares by the Holders for cash through an underwritten offering or other placement (the "Placement")
                                                                   ---------
and, in connection therewith, the Holders, Sappi and one or more third parties designated by Sappi shall, prior to or contemporaneously with the Closing, enter into definitive documentation (the "Placement Agreement") with respect co the
                                    -------------------
Placement. The Placement Agreement shall be customary or otherwise reasonably satisfactory in form and substance to the Holders.

          (ii) The Placement Agreement shall provide for the proceeds from the Placement co be paid to the Holders in one or more of the following manners, at the election of Sappi in its sole discretion: (A) in Dollars in the United States, (2) in Dollars outside of the United States but only to the extent that such Dollars are free from any exchange rate controls or restrictions with respect to their transfer to the United States at the time of payment of such proceeds; provided, however, that Sappi may, in its sole discretion, arrange a
          --------  -------
Placement in a currency other than Dollars so long as the proceeds from such Placement are converted into Dollars prior to payment to the Holders.

          (iii) Without limiting the foregoing, Sappi and the Holders shall agree in the Placement Agreement to provide the managers, underwriters or other placement agents for the Placement (collectively, the "Managers") or any other initial purchaser or purchasers of the Sappi Shares in the Placement (collectively, the "Initial Purchasers") and related persons with indemnities
                    ------------------
that are customary or otherwise reasonable for a transaction of the nature and form of the Placement on the part of (A) the issuer in the case of Sappi and (B) a selling stockholder in the case of each of the Holders; provided, however,
                                                          --------  -------
that (i) the Holders shall not be obligated hereunder to provide indemnification that extends to any information regarding the business of Sappi and (ii) Sappi shall not be obligated hereunder to provide indemnification that extends to any information supplied by the Holders; provided further, that Sappi, in its sole
                                     -------- -------
discretion, and the Holders, in their sole discretion, may elect to agree to provide such indemnification under the Placement Agreement. Any indemnification provided by Sappi or the Holders to the Managers or any other Initial Purchasers under the Placement

Agreement with respect to information in any Placement offering document shall also be provided by Sappi to the Holders and by the Holders to Sappi in the Placement Agreement (subject in all cases to the limitations of the first proviso to the preceding sentence).

          (iv) If Sappi elects to pay all or a part of the Purchase Consideration in Sappi Shares, the Holders shall be obligated to sell such Sappi Shares in the Placement at the price and on the terms and conditions arranged by Sappi (provided that the terms and conditions of the Placement Agreement shall be customary or otherwise reasonably satisfactory to the Holders), unless Sappi in its sole discretion elects otherwise. Scheduling of the closing of the Placement shall take place in accordance with customary terms and conditions for transactions such as the Placement, but in any event the Placement Agreement shall provide for such closing within five Business Days after the Closing unless otherwise agreed by the Holders. Sappi and the Holders will use all reasonable efforts to cause the closing of the Placement to occur as soon as reasonably practicable after the Closing.

        (b) Form, Timing and Management of-the Placement.  (i) The Managers
            --------------------------------------------
shall be selected by Sappi; provided, however, that if Sappi elects to effect
                            --------  -------
the Placement by means of a public offering or a private offering that is extended to a large number of investors (collectively, an "Offering") by or on
                                                           --------
behalf of the Holders, then it shall offer to appoint an affiliate of the DLJ Entities and an affiliate of UBS as joint lead Managers for the Placement. If such offers are not accepted, then Sappi shall not appoint lead Managers on Terms materially more favorable to such Managers than those offered to the affiliates of the Holders without first offering such terms to the affiliates of the Holders. If such offers are accepted, Sappi shall have the right in connection with any Offering to appoint up to two co-lead Managers for the Placement, one of which may be appointed by Sappi as an independent pricing agent (with full access to the bock throughout the book-building process). The foregoing obligation to offer to appoint affiliates of the Holders as Managers of any Offering shall not apply to any underwritten offering or other subsequent placement that may be undertaken following the closing of the Placement by or on behalf of the purchasers in the Placement (including any Back-Up Purchaser). Sappi shall have the right to revoke any election to structure the Placement as, or include in the Placement, an Offering at any time, and from time to time, prior to the Closing.

          (ii) Except as specified in Section 4(b)(i) with respect to a Placement that includes an Offering, the form, terms, timing and management of the Placement shall be wholly at the discretion of Sappi and may be changed by Sappi at any time and from time to time; provided, however, that the terms of
                                         --------  -------
the Placement Agreement (other than the Placement Price and the amount of any underwriting commissions and discounts or other placement fees payable in respect of any Placement) shall be customary or otherwise reasonably satisfactory to the Holders. Without limiting the generality of the foregoing, Sappi may elect, in its sole discretion, to include in the Placement additional Sappi Shares or any other securities in addition to the Sappi Shares which it may elect, in its sole discretion, to include in the Purchase Consideration;

provided, however, that all Sappi Shares included in the Purchase Consideration
--------  -------
at the Closing shall be included in the Placement.

        (c) Placement Expenses.  (i) Sappi will pay for or reimburse all
            ------------------
expenses incident to Sappi's performance of or compliance with this Section 4, including (A) in the case of any Net Proceeds Placement, any underwriting commissions and discounts or other placement fees payable in respect of such Net Proceeds Placement pursuant to the terms arranged by Sappi, (B) all registration and filing fees and expenses in connection with the Placement, (C) if applicable, all other fees and expenses of compliance with U.S. Federal securities and state "blue sky" or securities laws (including all reasonable fees and expenses of counsel to the Managers, if any, in connection with compliance with state "blue sky" or securities laws), (D) all expenses of printing (including printing certificates for the Sappi Shares included in any Placement and printing of prospectuses or offering memoranda), (E) all fees and disbursements of independent certified public accountants of Sappi (including the expenses of any special audit and comfort letters required by the Managers, if any, or incident to such performance) and (F) Sappi's internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by Sappi. Sappi will also pay or reimburse (i) the reasonable out-of-pocket expenses of the Holders incurred after the Execution Date solely in connection with the Placement (including all reasonable fees and disbursements of not more than one joint counsel for all the Holders, who shall be Latham & Watkins or other counsel reasonably satisfactory to Sappi), and (ii) any transfer taxes that may be imposed in connection with a sale or transfer of any Sappi Shares which Sappi may elect, in its sole discretion, to include in the Purchase Consideration.

          (ii) Notwithstanding the foregoing, (A) any underwriting commissions and discounts or other placement fees payable in respect of any Gross Proceeds Placement shall be paid by the Holders from the proceeds of such Gross Proceeds Placement and Sappi shall have no responsibility for such underwriting commissions and discounts or other placement fees, (B) Sappi will not be responsible for any expenses of the Holders related to any due diligence examination of Sappi that the Holders may elect to conduct, except to the extent that such due diligence examination (I) is reasonable and customary on behalf of a selling stockholder in a transaction such as the Placement and (II) in any event, involves no more than participation in (and, with respect to the involvement of counsel or other advisors, reliance upon) the Managers' due diligence examination of Sappi and (C) unless otherwise agreed in the Placement Agreement, Sappi will not be responsible for any out-of-pocket or other expenses and fees of the Managers (if any) or other initial Purchasers (other than (x) in the case of any Net Proceeds Placement, any underwriting commissions and discounts or other placement fees in connection with the Placement payable pursuant to Section 4(c)(i)(A) and (y) all reasonable fees and expenses of counsel to the Managers, if any, in connection with compliance with state "blue sky" or securities laws payable pursuant to Section 4(c)(i)(C)).

        (d) Back-Up Financing.  (i) If Sappi elects in its sole discretion to
            -----------------
pay at the Closing in whole or in part the Purchase Consideration in Sappi Shares (and has not revoked such election in its sole discretion prior to the consummation of the Closing) and the closing of the Placement does not take place contemporaneously with the Closing, then Sappi shall arrange prior to or at the Closing for a third party bank or other financial institution, reasonably satisfactory no the Holders (the "Back-Up Purchaser"),
                                                          -----------------
to provide to the Holders an irrevocable guarantee, letter of credit or other legally binding undertaking (the "Back-Up Financing") with respect to the
                                  -----------------
obligations under the Placement agreement of the Managers (if any) or other Initial Purchasers to purchase the Sappi Shares (or in the event that no Placement Agreement has been entered into, an irrevocable undertaking to purchase the Sappi Shares on the terms arranged by Sappi in accordance with this
Section 4) and such other customary documentation with respect to the Back-Up Financing as the Holders may reasonably request. The Holders, Sappi and the Back-Up Purchaser shall enter into definitive documentation with respect to the Back-Up Financing (the "Back-Up Financing Agreement") which shall be customary
                        ---------------------------
or otherwise reasonablely satisfactory to the Holders. It is understood and agreed that Sappi may elect, in its sole discretion, to arrange a Back-up Financing in the absence of any Placement or if a Placement is scheduled to take place contemporaneously with the Closing. In the event that Sappi elects in its sole discretion to arrange a Back-Up Financing without arranging a Placement, then, unless the context requires otherwise, references in this Agreement to the Placement, the Placement Agreement and the Initial Purchasers shall be references to such Back-Up Financing, the documentation related to such Back-Up Financing and the Back-Up Purchaser, respectively, as if such Back-Up Financing were the Placement for purposes of such references, it is further Understood and agreed chat if the Back-Up Financing is an Offering, section 4(b) stall be applicable to such Back-Up Financing.

          (ii) If for any reason the closing of the Placement does not take place when five business days of the Closing (including as a result: of any failure by Sappi to arrange a Placement or any failure to satisfy or waive any condition to the closing of the Placement Agreement, except where such failure results from a breach or default under the Placement Agreement by any Holder or any affiliate of a Holder), then the Back-Up Purchaser shall be unconditionally required to pay the Holders all amounts payable to the Holders with respect to the Sappi Shares to be purchased by the Managers (if any) or other Initial Purchasers (or Back-Up Purchaser, if no Placement Agreement has been entered into) in exchange for the transfer to the Back-Up Purchaser (free and clear of all Liens created by or resulting from any action of the Holders or their affiliates) of all Sappi Shares included in the Purchase Consideration and delivered by Sappi to the Holders at the Closing. Section 4(a)(ii) shall apply to any Back-Up Financing.

      5.  Conditions to Closing.
          ---------------------

          (a) Sappi's Obligation Prior to the Payment Date.  In the case of any
              --------------------------------------------
Closing to be held on any date prior to the Payment Date, the obligation of Sappi to purchase and pay for the Securities held by each Holder is subject to the satisfaction (or waiver by Sappi) as of the closing of the following conditions:

               (i) The representations and warranties of each Holder made in this Agreement that are not qualified with respect to materiality shall be true and correct in all material respects, and the representations and warranties of each

          Holder made in this Agreement that are qualified with respect to materiality shall be true and correct in all respects in each case as of the date hereof and as of the time of the Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects or true and correct in all respects, respectively, on and as of such earlier date). Each Holder shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Holder by the time of the Closing. Each Holder shall have delivered to Sappi a certificate of such Holder dated the Closing Date and signed on its behalf by an authorized officer of such Holder confirming the foregoing.

               (ii) No statute, role, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated or issued by any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental or regulatory authority or instrumentality, domestic or foreign (a "Governmental Entity") preventing in any material respect
                      -------------------
          (A) the purchase and sale of the Securities or (3) if Sappi has elected in its sole discretion to include any Sappi Shares in the Purchase Consideration (and has not revoked such election), the Placement or the Back-Up Financing shall be in effect.

               (iii) Each Holder shall have transferred to Sappi or its designee the number of Shares and warrants set forth opposite such Holder's name in Schedule A hereto (together with any additional Shares and Warrants held by such Holder that Sappi has elected to acquire) and assuming Sappi or any one or more designees of Sappi has the requisite power and authority to be the lawful owner of the Securities upon delivery to Sappi or any such designee at the Closing of certificates representing the Securities held by such Holder, duly endorsed by such Holder for transfer to Sappi or such designee, and upon such Holder's receipt of the Purchase Consideration for such Holder's Securities, good and valid title to the Securities held by such Holder shall have been transferred to Sappi or such designee, free and clear of all liens, claims, encumbrances, security interests, options, charges and restrictions of any kind ("Liens"), arising out of, resulting from, based upon or in connection with any action or omission of, or otherwise relating to, such Holder or any of its affiliates or representatives.

               (iv) (A) All authorizations, consents, approvals, licenses, permits, orders or waivers of, or notices or declarations to, or filings or registrations with, Governmental Entities or securities exchanges (collectively, "Consents") required by, on behalf of or with
                                    --------
          respect to the Holders and their affiliates in connection with (I) the execution and delivery of this Agreement, (II) the purchase and sale of the Securities as contemplated hereby and
          (III) if Sappi has elected in its sole discretion to include any Sappi Shares in the Purchase Consideration (and has not revoked such election), consummation of the Placement or the Back-Up Financing and
          (B) all Consents set forth on Schedule 8(b) shall; have been chained or effected and be in full force and effect.

               (v) If Sappi elects, in its sole discretion, to include any Sappi Shares in the Purchase Consideration (and has not revoked such election), then (A) the Placement Agreement shall have been executed by all the parties thereto other than Sappi and its affiliates and (B) the Back-Up Financing Agreement shall have been executed by all the parties hereto other than Sappi and its affiliates.

          (b) Sappi's Obligation on the Payment Date.  If the Closing has not
              --------------------------------------
occurred prior to the Payment Date, the obligation of Sappi to purchase and pay for the Securities held by each Holder on the Payment Date is subject to the satisfaction (or waiver by Sappi) as of the Closing of the following conditions:

               (i) The representations and warranties of each Holder made in this Agreement that are not qualified with respect to materiality shall be true and correct in all material respects, and the representations and warranties of each Holder made in this Agreement that are qualified with respect to materiality shall be true and correct in all respects, in each case as of the date hereof and as of the time of the Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects or true and correct in all respects, respectively, on and as of, such earlier date). Each Holder shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Holder by the time of the Closing. Each Holder shall have delivered to Sappi a certificate of such Holder dated the Closing Date and signed on its behalf by an authorized officer of such Holder confirming the foregoing.

               (ii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated or issued by any Governmental Entity preventing in any material respect the purchase and sale of the Securities for cash shall be in effect.

              (iii) Each Holder shall have transferred to Sappi or its designee the number of Shares and Warrants set forth opposite such Holder's name in Schedule A hereto (together with any additional Shares and Warrants held by such Holder that Sappi has elected to acquirer and assuming Sappi or any one or more designees of Sappi has the requisite power and authority to be the lawful owner of the Securities upon delivery to Sappi or any such designee at the Closing of certificates representing the Securities held by such Holder, duly endorsed by such Holder for transfer to Sappi or such designee, and upon such Holder's receipt of the Purchase Consideration for such Holder's Securities, good and valid title to the Securities held by such Holder shall have been transferred to Sappi or such designee, free and clear of all Liens, arising out of, resulting from, based upon or in connection with any action or omission of, or otherwise relating to, such Holder or any of its affiliates or Representatives.

               (iv) All Consents set forth on Schedule 6(b) and all Consents set forth on Schedule 6(b)(i) shall have been obtained or effected and be in full force and effect.

          (c)  Holder's Obligation.  The obligation of each Holder to sell and
               -------------------
deliver the Securities held by such Holder to Sappi is subject to the satisfaction (or waiver by each of DLJMB and USS) as of the Closing of the following conditions:

               (i) The representations and warranties of Sappi made in this Agreement that are not qualified as to materiality shall be true and correct in all material respects, and the representations and warranties of Sappi made in this Agreement that are qualified with respect to materiality shall be true and correct in all respects, in each case as of the date hereof and as of the time of the Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects or true and correct in all respects, respectively, on and as of such earlier date). Sappi shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Sappi by the time of the Closing. Sappi shall have delivered to each Holder a certificate of Sappi dated the Closing Date and signed on its behalf by an authorized officer of Sappi confirming the foregoing.

               (ii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated or issued by any Governmental Entity preventing in any material respect (A) the purchase and sale of the Securities, (E) if Sappi Shares are being included in the Purchase Consideration and the Closing of the Placement is taking place contemporaneously with the Closing, the Placement or (C) if Sappi Shares are being included in the Purchase Consideration and the closing of the Placement is not taking place contemporaneously with the Closing, the Back-Up Financing shall be in effect.

               (iii) Sappi shall have transferred to such Holder or its designee the Purchase Consideration and if the Purchase Consideration includes Sappi Shares assuming such Holder has the requisite power and authority to be the lawful owner of the Sappi Shares upon delivery to such Holder at the Closing of certificates representing the Sappi Shares to be delivered to such Holder and upon Sappi's receipt of the Securities in exchange for the Purchase Consideration, good and valid title to the Sappi Shares to be delivered to such Holder shall have been transferred to such Holder, free and clear of all liens, arising out of, resulting from, based upon or in connection with any action or omission of, or otherwise relating to, Sappi or any of its affiliates or Representatives.

               (iv) (A) All Consents required by, on behalf of or with respect to Sappi and its affiliates in connection with (I) the execution and delivery of this Agreement by such Holder and Sappi, (II) the purchase and sale of the Securities as contemplated hereby, (III) if Sappi Shares are being included in the Purchase Consideration and the closing of the Placement is taking place contemporaneously with the Closing, consummation of the Placement and (IV) if Sappi Shares are being included in the Purchase Consideration and the closing of the Placement is not taking place contemporaneously with the Closing, consummation of the Back-Up Financing and (B) all Consents set forth on Schedule 6(b) shall have been obtained or effected and be in full force and effect.

               (v) (A) If Sappi Shares are being included in the Purchase Consideration and the closing of the Placement is taking place contemporaneously with the Closing, then the Placement Agreement shall have been executed by all the parties thereto other than the Holders or their affiliates and (B) if Sappi Shares are being included in the Purchase Consideration and the closing of the Placement is not taking place contemporaneously with the Closing, then the Back-Up Financing Agreement shall have been executed by all the parties thereto other than the Holders or their affiliates.

      6.  Representations and Warranties of Holders.  Each Holder hereby
          -----------------------------------------
severally represents and warrants to Sappi as follows solely in connection with this Agreement, except that no representation or warranty is made with respect to any transaction (e.g. any Placement) that is at the option of Sappi unless and until Sappi elects to proceed with such transaction and identifies to the Holders such transaction at which time such representations and warranties shall be made (provided that the foregoing shall in no way limit the representations and warranties set forth in Section 6(a)):

          (a) Authority.  Such Holder is a corporation, limited liability
              ---------
company or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution, delivery and performance by such Holder of this

Agreement are within the corporate, limited liability company or partnership powers, as applicable, of such Holder and have been duly authorized by all necessary action on the part of such Holder. This Agreement has been duly executed and delivered by such Holder and is the legally valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except as the enforceability hereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent the rights, if any, to indemnification and contribution hereunder may be limited by Federal or state securities laws or public policy relating thereto.

          (b) Consents.  The execution, delivery and performance by such Holder
              --------
of this Agreement require no action or consent by or in respect of, or filing with, any governmental body, agency or official except (i) such as are listed on
Schedule 6(b), (ii) actions, consents and filings that, if not obtained or made, would not reasonably be expected, either individually or in the aggregate, to
(A) materially interfere with or adversely affect (x) the purchase and sale of the Securities or the consummation of this Agreement or (y) the performance by each of the Holders and SAPPI of its respective agreements and obligations under this Agreement or the consummation of the transactions contemplated hereby or
(5) in any manner draw into question the validity of any of the transactions contemplated by this Agreement, (iii) filings and registrations under Federal and state securities laws and (iv) filings not required to be made on or before or substantial contemporaneously with the Closing.

          (c) No Conflicts.  The execution, delivery and performance by such
              ------------
Holder of this Agreement do not (i) violate the certificate of incorporation, by-laws or other governing documents, as applicable, of such Holder or (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to such Holder or (iii) except for consents and approvals referred to in Section 6(b) hereof, require any material consent or approval of any other person that will not be obtained prior to the Closing.

          (d) Litigation.  There is no action, suit or proceeding pending
              ----------
against, or to the knowledge of such Holder threatened against or affecting, such Holder before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to, or could reasonably be expected to, prevent, enjoin, alter or materially delay the Transactions contemplated by this Agreement.

          (e) Registration.  Neither such Holder nor any agent acting on behalf
              ------------
of such Holder, directly or indirectly, has taken or will take any action that, solely as a result of such actions, would require the registration of any Sappi Shares which Sappi may elect, in its sole discretion, to include in the Purchase Consideration, under the provisions of the United States Securities Act of 1933 (the "Securities Act") or under the provisions of any securities or
      --------------

"blue sky" law of any state of the United States in connection with their sale to such Holder hereunder.

          (f) Private Offering.  (i)  Such Holder has been advised that any
              ----------------
Sappi Shares which Sappi may elect, in its sole discretion, to include in the Purchase Consideration, have not been registered under the securities Act or any state securities laws and, therefore, that such Sappi Shares (and all securities issued in exchange therefor or in substitution thereof) cannot be resold unless sold are registered under the Securities Act and applicable state securities laws or unless sold pursuant to an exemption from, or in a transaction not subject to, such registration requirement. Such Holder is aware that Sappi is under no obligation to effect any such registration with respect to such Sappi Shares or any securities issued in exchange therefor or in substitution thereof or to file for or comply with any exemption from such registration provided,
                                                                   --------
however, that Sappi may elect, in its sole discretion, to effect such
-------
registration or to file or comply with any exemption from such registration in connection with the Placement.

               (ii) Such Holder is an accredited investor as that term is defined in Regulation D under the Securities Act, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in any Sappi Shares which Sappi may elect, in its sole discretion, to include in the Purchase Consideration. Such Holder is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

               (iii) Such Holder will acquire any Sappi Shares which Sappi may elect, in its sole discretion, to include in the Purchase Consideration, for its own account and not with a view to any distribution thereof or with any present intention of offering or selling any of the such Sappi Shares, except in connection with the Placement or in a transaction that would not violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction. Notwithstanding the foregoing, such Holder shall have, subject to Section 7(c) and any other contractual restrictions entered into by such Holder, the right at all times to sell or otherwise dispose of all or any part of such Sappi Shares pursuant to a registration under, or in a transaction exempt from or not subject to the registration requirements of, the Securities Act.

          (g) Title.  Such Holder has good and valid title to the Securities
              -----
held by such Holder, free and clear of any Liens (other than (i) this Agreement,
(ii) the Second Amendment and Restatement dated as of July 6, 1995 of the Shareholders Agreement dated as of December 20, 1994 (the "Shareholders
                                                           ------------
Agreement"), among Sappi, Sappi Deutschland GmbH, the DLJ Entities, UB5, the
---------
Company and S.D. Warren Company ("Warren") and (iii) the Amended and Restated
                                  ------
Class B Warrant Agreement dated as of July 6, 199S, between the Company and the Bank of New York and the Warrant Agreement dated as of December 23,

1994, between the Company and The Bank of New York (collectively, the "Warrant
                                                                       -------
Agreements"). Assuming Sappi or any one or more designees of Sappi has the
----------
requisite power and authority to be the lawful owner of the Securities upon delivery to Sappi or any such designee at the Closing of Certificates representing the Securities held by such Holder, duly endorsed by such Holder for transfer to Sappi or such designee, and upon such Holder's receipt of the Purchase Consideration for such Holder's Securities good and valid title to the Securities held by such Holder will pass to Sappi or such designee, free and clear of any Liens, arising out of, resulting from, Based upon or in connection with any action or omission of, or otherwise relating to, such Holder or any of its affiliates or Representatives. Other than this Agreement, the Shareholders Agreement and the Warrant Agreements, the Securities held by such Holder are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such Securities.

          (h) No Other Interest.  Such Holder has no direct or indirect interest
              -----------------
in any Securities which are not listed on Schedule A other than interests arising after the Execution Date and notified to Sappi in accordance with
Section 7(c).

      7.  Covenants of Holders.  Each Holder severally covenants and agrees as
          --------------------
follows:

          (a) Confidentiality. Such Holder hereby acknowledges that Confidential
              ---------------
Information has been and may continue to be furnished to it in connection with such Holder's investment in the Company and the transactions contemplated by this Agreement. Such Holder agrees that it shall not use the Confidential Information in any way that is reasonably likely to result in a material detriment to the business of Warren, the Company or Sappi or any of Sappi's other affiliates. Such Holder further acknowledges and agrees that it shall not disclose (except, in each case, as provided in Section 30), any Confidential Information to any person; provided, however, that Confidential Information may
                           --------  -------
be disclosed (i) to such Holder's Representatives in the normal course of the performance of their duties, (ii) required disclosures to the limited partners and shareholders of the Holders or (iii) to the extent required by applicable statute law rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Holder is subject) or by applicable generally accepted accounting principles in the United States of America and The Netherlands Antilles. Nothing contained herein shall prevent the use of Confidential Information in connection with the assertion or defense of any claim by or against any party hereto.

          (b) Resignations.  On the Closing Date, the DLJ Designee (as defined
              ------------   -------------------
in the Shareholders Agreement) and the USS Designee (as defined in the Shareholders Agreement) shall cause to be delivered to the Company duly signed resignations (from the applicable directors (and including resignations of any
------------
offices held with the Company), effective immediately after the Closing, of all directors of the Company designated under the Shareholders Agreement by or affiliated with the DLJ Entities or USS, respectively ("DLJ

Directors" and "USS Directors", respectively), and each Holder shall take all
---------       -------------
such ocher action as is necessary to accomplish the removal of such directors from the Board of Directors of the Company.

        (c) Transfers; Lock-Up; Exclusivity.  (i) During the period beginning
            -------------------------------
from the date hereof and continuing to the earlier of (x) the Closing or (y) the termination of this Agreement in accordance with Section 15, such Holder agrees not to sell, assign, transfer, hypothecate, pledge, encumber or otherwise dispose of (which shall include any agreement to do any of the foregoing), directly or indirectly (collectively, "Transfer"), any Securities or any interest therein held by such Holder (other than as contemplated by this Agreement); provided, however, that such Holder may Transfer any Securities to
            --------  -------
one or more of its affiliates (an "Affiliate Transfer") if such Transfer is
                                   ------------------
otherwise permitted by, and made in compliance with, the Shareholders Agreement and such affiliate agrees to be bound, by all terms of, and is able to make all of the representations and warranties contained in, this Agreement applicable to the Holders and executes an instrument to such effect in form and substance reasonably satisfactory to Sappi. Such Holder shall promptly give Sappi written notice of any Affiliate Transfer and of any acquisition by such Holder (or successor of such Holder pursuant to an Affiliate Transfer) of any Securities in addition to those held by such Holder as of the Execution Date as set forth on Schedule A.

          (ii) Each Holder agrees not to Transfer any Sappi Shares except in connection win the Placement or the Back-Up Financing or in the event that the closing of the Placement does not occur and che Back-Up Purchaser defaults on its payment obligations under the Back-Up Financing Agreement.

         (iii) Prior to the earlier of (x) the Closing or (y) the termination of this Agreement, each Holder and their respective affiliates and Representatives shall not (A) initiate, negotiate or hold any discussions or enter into any understanding or agreement with any other party other than Sappi or its designees with respect to any Transfer of the securities or (B) take any other action which is inconsistent with the implementation of this Agreement and the closing of the purchase and sale of the Securities and the subsequent Placement of Sappi Shares, if any, contemplated hereunder.

        (d) Termination of Shareholders Agreemenc.  Such Holder agrees to the
            -------------------------------------
termination of the Shareholders Agreement upon consummation of the Closing and
                                          --------------------------------
will execute all necessary ocuments required in connection with the termination of the Shareholders Agreement; provided, however, that Sappi shall have the
                               --------  -------
right to designate provisions of the Shareholders Agreement that will survive such termination with respect to parties other than the Holders, including
                                                        -------
Article V and Section 6.4 of the Shareholders Agreement (in which case the Shareholders Agreement shall be appropriately amended rather than terminated). Following such termination (or amendment) of the Shareholders Agreement, the Holders will be released as parties from the Shareholders Agreement. The termination of the Shareholders Agreement (or any such amendment) will be effective as of the Closing Date. Such Holder hereby waives any rights under the Shareholders Agreement with respect to any Transfer (as defined therein) of interests in the Company proposed or agreed to by Sappi prior to the Closing; provided, however, that no such Transfer (other than as permitted by Section 14) is consummated prior to the Closing.

          (e) Minority Acquisition.  Such Holder recognizes that Sappi or its
              --------------------
designee desires to acquire all remaining third party interests in the Shares and the Warrants (the "Minority Acguisition") and acknowledges that such Holder has not received, and will not receive, directly or indirectly, any consideration for the sale of the Securities other than the Purchase Consideration. Such Holder agrees to cooperate fully in effecting the Minority Acquisition, including by approving any action in connection with the Minority Acquisition, to the extent that (i) such Holder's approval or vote, in its capacities as a shareholder of the Company (to the extent the Closing has not already occurred) and a party to the Shareholders Agreement (to the extent it has not yet been terminated), or (ii) the approval or vote of the DLJ Directors (in the case of the DLJ Entities) and the UBS Directors (in the case of UBS (to the extent that they have not already resigned, is required to effect such action; provided, however, that (A) the obligations of the DLJ Directors in the
        --------  -------
case of the DLJ Entities and the UBS Directors in the case of UBS to approve any action in connection with the Minority Acquisition shall be subject to such director's fiduciary duty as a director of the Company, (B) any transaction approved as a result of such actions shall only be consummated following the
                                                   -------------------------
Closing, (C) all outstanding Shares (other than those held by Sappi or its
-------
affiliates should Sappi so elect) are converted in such transaction into a right to receive an amount in cash that is equal to or greater than the Purchase Consideration (without interest) and (D) such Holder shall not be required to take such action if such Holder has reasonably concluded that such action is materially adverse to its interests; provided, further, that if (1) any holder
                                     --------  -------
refuses or fails to take any such action because in has reasonably concluded that such action is materially adverse to its interests and (2) such action is customary or reasonable, then Sappi shall have no further obligation pursuant to
Section 9(b) to use all reasonable efforts to consummate, or cause a designee to consummate, the Minority Acquisition.

          (f) Redemption of Preferred Stock.  At the request of Sappi, such
              -----------------------------
Holder shall approve any proposed redemption of the 15% Senior Exchangeable Preferred Stock of the Company to the extent that (i) such Holder's approval or vote, in its capacities as a shareholder of the Company (to the extent the Closing has not already occurred) and a party to the Shareholders Agreement (to the extent it has not yet been terminated), or (ii) the approval or vote of the DLJ Directors (in the case of the DLJ Entities) and the UBS Directors (in the case of UBS) (to the extent that they have not already resigned), is required to effect such redemption; provided, however, that (A) the obligations of the DLJ
                        --------
Directors in the case of the DLJ Entities and the UBS Directors in the case of UBS to approve any action in connection with such a redemption shall be subject to such director's fiduciary duty as a director of the Company, (B) any redemption approved as a result of such actions shall only be consummated following the Closing and (C) such Holder shall not be required to take such action if such Holder has reasonably concluded that such action is materially adverse to its interests; provided, further, that if (1) any Holder refuses or
                          --------  -------
fails to take any such action because it has reasonably concluded that such action is materially adverse to its interests and

(2) such action is customary or reasonable, then Sappi shall have no further obligation pursuant to Section 9(b) to use all reasonable efforts to consummate, or cause a designee to consummate, the Minority Acquisition.

          (g) Cooperation with Placement.  Such Holder shall cooperate fully
              --------------------------
with Sappi and the Managers (if any) to facilitate the Placement and any Back-Up Financing, including by completing and executing all customary agreements or documents (including questionnaire, powers of attorney, indemnities, underwriting or other placement agreements and other documents and any filings, declarations or other documents in connection with exchange controls or restrictions) reasonably required under the terms, and given the form, of the Placement and any Back-Up Financing and furnishing to the Company and Sappi such necessary information and assistance as may be requested in connection with the preparation of any offering documents and other documents incident to the Placement (the "Placement Documentation"). Such Holder agrees to comply with
                --------- -------------
the Placement Agreement and the terms of all other agreements entered into in connection with the Placement and any Back-Up Financing to which such Holder or its affiliates are parties. Such Holder shall furnish to Sappi and shall consent to the inclusion in the Placement Documentation of all disclosure regarding such Holder which counsel to Sappi, the Holders and the Managers, if any, believes to be necessary or desirable.

      8.  Representations and Warranties of Sappi.  Sappi hereby represents and
          ---------------------------------------
warrants to each Holder as follows, except that no representation or warranty is made with respect to any transaction (e.g., the inclusion of any Sappi Shares in the Purchase Consideration or any Placement) that is at the option of Sappi unless and until Sappi elects to proceed with such transaction and such election becomes irrevocable:

          (a) Authority.  Sappi is a corporation duly organized, validly
              ---------
existing and in good standing under the laws of the Republic of South Africa. The execution, delivery and performance by Sappi of this Agreement are within the corporate powers of Sappi and have been duly authorized by all necessary action on the part of Sappi. This Agreement has been duly executed and delivered by Sappi and is the legally valid and binding obligation of Sappi, enforceable against Sappi in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium ir other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and
(iii) to the extent the rights, if any, to indemnification and contribution hereunder may be limited by Federal or state securities laws or public policy relating thereto.

          (b) Consents.  The execution, delivery and performance by Sappi of
              --------
this Agreement require no action or consent by or in respect of, or filing with, any governmental body, agency or official except (i) such as are listed on
Schedule 8(b), (ii) actions, consents and filings that, if not obtained or made, would not reasonably be expected, either individually or in the aggregate, to (A) materially interfere with or adversely affect (x) the purchase and sale of the Securities or the consummation of this Agreement or
(y) the performance by each of the Holders and Sappi of its respective agreements and obligations under this Agreement or the consummation of the transactions contemplated hereby or (B) in any manner draw into question the validity of any of the transactions contemplated by this Agreement, (iii) filings and registrations under Federal and state securities laws, (iv) filings riot required to be made on or before or substantially contemporaneously with the Closing and (v) any actions or consents by or in respect of, or filings with, any governmental body, agency or official with respect to the Minority Acquisition or the Merger.

          (c) No Conflicts.  The execution, delivery and performance by Sappi of
              ------------
this Agreement do not (i) violate the memorandum and articles of association of Sappi or (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree binding upon on applicable to Sappi or (iii) except for consents and approvals referred to in Section 8(b) hereof, require any material consent or approval of any other person that will not be obtained prior to the Closing.

          (d) Litigation. There is no action, suit or proceeding pending
              ----------
against, or to the knowledge of Sappi threatened against or affecting, Sappi before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to, or could reasonably be expected to, prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

          (e) Registration.  Neither Sappi nor any agent acting on behalf of
              ------------
Sappi, directly or indirectly, has taken or will take any action that, solely as a result of such actions, would require the registration of any Securities under the provisions of the Securities Act or under the provisions of any securities or "blue sky" law of any state of the United States in connection will their sale to Sappi hereunder.

          (f) Private Offering.  (i) Sappi has been advised that the Securities
              ----------------
have not been registered under the Securities Act or any state securities laws and, therefore, the Securities (and all securities issued in exchange therefor, in substitution thereof or upon exercise thereof) cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless sold pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Sappi is aware that the Company is under no obligation to effect any such registration with respect to the Securities or any securities issued in exchange therefor, in substitution thereof or upon exercise thereof (except to the extent provided in the Shareholders Agreement and the Warrant Agreements) or to file for or comply with any exemption from such registration.

               (ii) Sappi is an accredited investor, as that term is defined in Regulation D under the Securities Act, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities. Sappi is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

               (iii) Sappi is acquiring the Securities for its own account and not with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction. Notwithstanding the foregoing, Sappi shall have the right, subject to any contractual restrictions entered into by Sappi, at all times to sell or otherwise dispose of all or any part of the Securities pursuant to a registration under, or in a transaction exempt from or not subject to the registration requirements of, the Securities Act.

          (g) Sappi Shares.  Any Sappi Shares which Sappi includes in the
              ------------
Purchase Consideration, when issued and delivered to the Holders in exchange for the Securities in accordance with the terms of this Agreement, shall be duly and validly authorized and issued, fully paid and non-assessable and will not have been issued in violation of, and the issuance thereof will not be subject to, any preemptive rights (other than any preemptive rights that have been validly waived).

      9.  Covenants of Sappi.  (a)  Structure of Placement.  Sappi covenants and
          ------------------        ----------------------
agrees that any Placement which it arranges in connection with any election, in it sole discretion, to include any Sappi Shares in the Purchase Consideration (which has no: been revoked at or prior to the Closing) shall be structured, at Sappi's sole discretion, as either (i) an offering registered under the Securities Act or (ii) an offering or placement exempt from, or not subject to, registration under the Securities Act.

          (b) Minority Acquisition.  Sappi agrees to use all reasonable efforts
              --------------------
to consummate, or cause a designee to consummate, the Minority Acquisition within 120 days of the Closing; provided, however, that such period shall be
------------------------------  --------  -------
extended to the extent that Sappi is delayed by any SEC or other regulatory or judicial filings or proceedings in connection with the Minority Acquisition.

      10. Mutual Covenants.  (a)  Cooperation.  Subject to the terms and
          ----------------        -----------
conditions of this Agreement, each Holder and Sappi covenants and agrees to use its reasonable best efforts to cause the Closing to occur on or prior to the Payment Date.

          (b) Consents.  Sappi will use all reasonable efforts to obtain prior
              --------
to a scheduled Closing Date any Consents from Governmental Entities required in connection with the consummation of the transactions contemplated by this Agreement, including in the event that Sappi elects, in its sole discretion, to include any Sappi Shares in the Purchase Consideration, the Placement and the Back-Up Financing, and each Holder will cooperate with Sappi in connection therewith.

          (c) Brokers.  Each Holder and Sappi covenants to pay the fees and
              -------
expenses of any broker, finder, financial advisor or other intermediary (if any) retained by such Holder or Sappi, as the case may be, in connection with any of the transactions contemplated by this Agreement. Sappi shall indemnify each Holder in accordance with the provisions of Section 11 with respect to any liability in any way based upon, resulting from or arising out of any assertion or claim by any broker, finder, financial advisor or other intermediary of Sappi for any fees or expenses with respect to Sappi's participation in the transactions contemplated by this Agreement and each Holder shall indemnify Sappi in accordance with the provisions of Section 11 with respect to any liability in any way based upon, resulting from or arising out of any assertion or claim by any broker, finder, financial advisor or other intermediary of such Holder for any fees or expenses with respect to such Holder's participation in the transactions contemplated by this Agreement.

      11. Indemnification.  (a)  Survival of Representations and Warranties.
          ---------------        ------------------------------------------
The representations and warranties contained in this Agreement, and in any agreements, certificates or other instruments delivered pursuant co this Agreement, shall survive the Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any party; provided,
                                                                   --------
however, that all such representations and warranties (other than the
-------
representations and warranties contained in Sections 6(g) and 6(g)), shall terminate at 11:59 p.m., New York City time, on the second anniversary of the Closing Date.

          (b) Indemnification by Sappi.  Sappi agrees to indemnify and hold
              ------------------------
harmless each Holder and the respective Representatives of each Holder (collectively, the "Holder Indemnified Parties") against any and all losses,
                    --------------------------
liabilities, damages and claims (including taxes), and all costs and expenses related thereto (including any and all reasonable attorneys' fees and costs of investigation, litigation, settlement, judgment, interest and penalties) (collectively, "Losses"), which may be imposed on or incurred by any of the
                ------
Holder Indemnified Parties constituting, or in any way based upon, resulting from or arising out of any breach by Sappi of any representation, warranty, covenant or agreement of Sappi contained in this Agreement.

          (c) Indemnification by Holders.  Each Holder agrees, severally and not
              --------------------------
jointly, to indemnify and hold harmless Sappi and any designee of Sappi pursuant to Section 14 and their respective Representatives (collectively, the "Sappi
                                                                       -----
Indemnified Parties") against any and all Losses which may be imposed on or
-------------------
incurred by any of the Sappi Indemnified Parties constituting, or in any way based upon, resulting from or arising out of any breach by such Holder of any representation, warranty, covenant or agreement of such Holder contained in this Agreement.

          (d) Conduct of Indemnification Proceedings.  The Sappi Indemnified
              --------------------------------------
Party or the Holder Indemnified Party seeking indemnification under this Section 11 (the "Indemnified Party") shall promptly notify the party against whom such
         -----------------
indemnity is sought (the "Indemnifying Party") in writing of the assertion by
                          ------------------
any third party of any claim or the commencement by any third party of any suit, action or proceeding in respect of which indemnity may be sought under this Section II. The Indemnifying Party may, at its option, and shall, at the request of the Indemnified Party, assume the defense of any such suit, action or proceeding. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses or (ii) the named parties to any such suit, action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by its counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such suit, action or proceeding effected without its written consent, but if settled with its written consent (which shall not be unreasonably withheld), or if consent is withheld and there be a final judgment for the plaintiff in any, such suit, action or proceeding, the Indemnifying Party agrees to indemnify and hold harmless such Indemnified Parties from and against any and all Losses by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a parry and indemnity could have been sought hereunder by such indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          (e) Time Limitations.  Notwithstanding anything to the contrary
              ----------------
contained herein, the obligation of each Holder to indemnify or otherwise hold harmless the Sappi Indemnified Parties for any Loss arising out of, based upon or caused by the breach by such Holder of any representation, warranty, covenant or agreement of such Holder shall, except as otherwise provided below, terminate at 11:59 p.m., New York City time, on the second anniversary of the Closing Date. The obligation of each Holder to indemnify or otherwise hold harmless the Sappi Indemnified Parties for any Loss based upon or caused by the breach of any representation or warranty contained in Section 6(g) shall not terminate but shall survive indefinitely. The obligation of Sappi to indemnify or otherwise hold harmless the Holder Indemnified Parties for any Loss arising out of, based upon or caused by the breach of any representation, warranty, covenant or agreement of Sappi shall, except as otherwise provided below, terminate at 11:59 p.m., New York City time, on the second anniversary of the Closing Date. The obligation of Sappi to indemnify or otherwise hold harmless the Holder Indemnified Parties for any Loss based upon or caused by the breach of any representation or warranty contained in Section 5(g) shall not terminate but shall survive indefinitely. Notwithstanding the termination ,of any obligations to indemnify, it is understood and agreed that claims asserted and not withdrawn prior to, the expiration of any time period specified above may continue to be asserted and shall be indemnified against.

      12. Further Assurances.  Subject to the conditions hereof, each party
          ------------------
hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

      13. Legends.  (a)  Each certificate representing the Sappi Shares (and all
          -------
securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN THE CASE OF CERTAIN TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT To AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE ISSUER HEREOF AN OPINION OF COUNSEL, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT PURSUANT TO WHICH THIS SECURITY WAS ORIGINALLY OFFERED AND SOLD BY THE ISSUER HEREOF."

          (b) Sappi shall, upon the written request of a Holder with respect to Sappi Shares (or securities issued in exchange therefor or in substitution thereof) and delivery by such Holder of an opinion of counsel to such Holder in form and substance reasonably satisfactory to counsel to Sappi stating that the legend set forth in Section 13(a) is no longer required on the certificate or certificates evidencing such securities under the applicable requirements of the Securities Act or applicable state securities or "blue sky" laws unless delivery of such opinion of counsel is waived by Sappi in its sole discretion, issue to such Holder a new certificate or certificates evidencing such Sappi Shares (or securities issued in exchange therefor or in substitution thereof) without the Legend set forth in Section 13(a) endorsed thereon.

      14. Assignment.  Neither this Agreement nor any rights and obligations
          ----------
hereunder shall be assignable or otherwise transferable by Sappi or any Holder (except by operation of law in connection with a merger), without the prior written consent of Sappi, in the case of an assignment or transfer by a Holder, or the Holders, in the case of an assignment or transfer by Sappi; provided,
                                                                   --------
however, that Sappi may assign its right to purchase the Securities hereunder to
-------
any one or more affiliates of Sappi without the prior written consent of any Holder and a Holder may assign its rights hereunder with respect to Securities transferred in an Affiliate Transfer without the prior written consent of Sappi;

provided further, however, that no assignment shall limit or affect the
----------------  -------
assignor's obligations hereunder.  Any attempted assignment in violation of this
Section 14 shall be null and void and have no force or effect.

      15. Termination.  (a)  Anything contained herein to the contrary
          -----------
notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

               (i) by mutual written consent of the Holders and Sappi;

               (ii) by DLJMB and UBS, acting jointly, if any of the conditions set forth in Section 5(c) was not, or cannot reasonably be, satisfied in all material respects on or prior to the Payment Date and shall not have been waived by the Holders, unless the failure of such condition is the result of a material breach of this Agreement by any DLJ Entity or UBS;

               (iii) by Sappi it any of the conditions set forth in Section 5(b) was not, or cannot reasonably be, satisfied in all material respects on or prior to the Payment Date and shall not have been waived by Sappi, unless the failure of such condition is the result of a material breach of this Agreement by Sappi; or

               (iv) by any party hereto, if the Closing does not occur on or prior to the Payment Date for any reason other than a breach of this Agreement by the terminating party or any of its affiliates.

          (b) In the event of termination by DLJMB, UBS or Sappi pursuant to this Seccicn 15, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement shall be terminated, without further action by any party.

          (c) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 15, this Agreement shall become void and of no further force or effect, except for the provisions of (i)
Section 7(a) relating to confidentiality, (ii) Section 11 relating to indemnification, (iii) Section 16 relating to certain expenses, (iv) Section 17 relating to attorney fees and expenses and (v) this Section 15. Nothing in this
Section 15 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of such party's obligations under this Agreement.

      16. Expenses.  Whether or not the transactions contemplated hereby are
          --------
consummated, and except as otherwise specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

      17. Attorney Fees.  A party found to be in breach of this Agreement by a
          -------------
final, non-appealable judgment of a court of competent jurisdiction shall, on demand, indemnify and hold harmless each other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other parties may be entitled.

      18. Severability.  If any provision of this Agreement (or any portion
          ------------
thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances. Upon such determination that any provision is invalid, illegal or unenforceable, the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

      19. Consent to Jurisdiction.  Any suit, action or proceeding seeking to
          -----------------------
enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in the United States District Court for the Southern District of New York or any other New York State Court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 23 shall be deemed effective service of process on such party.

      20. Counterparts.  This Agreement may be signed in any number of
          ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract; provided, however, that no
                                                  -----------------
party shall have any rights or obligations under this Agreement until it has been executed by all parties specified an the signature pages. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

      21. Interpretation.  As used in this Agreement, the term "including" shall
          --------------                                        ---------
mean including without limitation and, unless the context otherwise requires, the word "or" is not exclusive. The section headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      22. Existing Documents.  Except as expressly set forth herein, this
          ------------------
Agreement shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the parties hereto under any existing document, nor shall this Agreement alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any existing document,

      23. Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between one parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written between the parties with respect to the subject matter hereof. The parties have not made, and are not making, any representations or warranties in connection with this Agreement and the transactions contemplated hereby, other than the representations and warranties expressly set forth in this Agreement, and this Agreement does not contain any implied representation or warranty, it being the intention of the parties to exclude all implied representations and warranties from this Agreement.

      24. Amendment; Waiver.  No provision of this Agreement may be waived
          -----------------
except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement (including the Exhibits and Schedules hereto) may be amended or otherwise modified except by an instrument in writing executed by or on behalf of each of the parties hereto.

      25. Binding Effect; Benefit; Action by DLJMB.  This Agreement shall inure
          ----------------------------------------
to the benefit of and be binding upon the parties hereto and their respective permitted assigns. Except as provided in Sections 11 and 14, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective permitted assigns, any rights, remedies obligations or liabilities under or by reason of this Agreement. Each DLJ Entity agrees that any amendment, waiver, consent or notice that may or shall be given, and any right that may be exercised, hereunder by such DLJ Entity may be given or exercised on behalf of such DLJ Entity by DLJMB and that any action taken hereunder on behalf of such DLJ Entity by DLJMB shall be binding, upon such DLJ Entity as though taken by such DLJ Entity itself.

      26. Notices.  All notices and other communications given or made pursuant
          -------
hereto, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by telecopy (with confirmation in writing), delivered personally or by overnight courier or sent by registered or certified mail (postage pre-paid, return receipt requested): (i) if to Sappi, to the telecopy numbers or addresses set forth in the Shareholders Agreement; (ii) if to any DLJ Entity other than DLJIP or DLJOP, to DLJMB, at the addresses or telecopy numbers set forth in the Shareholders Agreement; (iii) if to DLJIP or DLJOP to such party c/o DLJ Offshore Management N.V., John B. Gorsiraweg 6, Willemstead, Curacao, Netherlands Antilles, Attention: Germaine Sprock, MeesPierson Trust (Curacao) N.V., Telecopy: 011-595-961-4129; (iv) if to UBS, to the telecopy numbers and addresses set forth in the Shareholders Agreement; and
(v) if to the Company, to the telecopy numbers and addresses set forth in the Shareholders Agreement; and such notice or communication shall be deemed to have been given or made upon receipt if received an a Business Day or upon the next succeeding Business Day if received on a day which is not a Business Day or if received after the close of business on a Business Day.

      27. Applicable Law.  This Agreement shall be governed by, and construed in
          --------------
accordance with, the laws of the State of New York (without regard to applicable principles governing conflicts of laws to the extent that application of the laws of another jurisdiction would be required thereby).

      28. Waiver of Jury Trial.  Each party hereto hereby irrevocably waives all
          --------------------
right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

      29. Specific Enforcement.  Each party hereto acknowledges that the
          --------------------
remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of his fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

      30. Press Release.  Following execution of this Agreement, a press release
          -------------
announcing the transactions contemplated by this Agreement shall be made by the Company in the form attached hereto as Exhibit A. In addition, Sappi may announce such Transactions by including substantially similar information in its earnings press release; provided, however, that Sappi may also include in such
                        --------  -------
information statements indicating (a) that Sappi has the option to pay the Holders the Purchase Consideration in Sappi Shares or (in whole or in part; in cash and (b) that if Sappi elects, in its sole discretion, to pay the Purchase Consideration in Sappi Shares, in whole or in part, Sappi will arrange a Placement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above by a duly authorized officer, general partner or managing member, as appropriate.

                                  SAPPI LIMITED,


                                  By /s/ William E. Hewitt
                                     ------------------------------------
                                     Name: W.E. Hewitt

                                     Title:Executive Director - Finance


                                  DLJ MERCHANT BANKING PARTNERS, L.P.,

                                  by DLJ MERCHANT BANKING, INC.,
                                     Managing General Partner,


                                  By /s/ Peter T. Grauer
                                     ------------------------------------
                                     Name:
                                     Title:


                                  DLJ INTERNATIONAL PARTNERS, C.V.,

                                  by DLJ MERCHANT BANKING, INC.,
                                     Advisory General Partner


                                  By /s/ Peter T. Grauer
                                     ------------------------------------
                                     Name:
                                     Title:

                                   DLJ OFFSHORE PARTNERS, C.V.,

                                   by  DLJ MERCHANT BANKING, INC.,
                                      Advisory General Partner


                                   By /s/ Peter T. Grauer
                                      ------------------------------------
                                      Name:
                                      Title:

                                   DLJ MERCHANT BANKING FUNDING, INC.


                                   By /s/ [illegible]
                                      ------------------------------------
                                      Name:
                                      Title:

                                   DLJ FIRST ESC L.L.C.,

                                   by  DLC LBO PLANS MANAGEMENT CORPORATION,


                                   by /s/ [illegible]
                                      ------------------------------------
                                      Name:
                                      Title:

                                   UBS CAPITAL LLC,


                                   by /s/ Charles J. Delaney
                                      ------------------------------------
                                      Name: Charles J. Delaney
                                      Title: President


                                   by /s/ Michael Greene
                                      ------------------------------------
                                      Name: Michael Greene
                                      Title: Managing Director

                                   SDW HOLDINGS CORPORATION,

                                   by /s/ William E. Hewitt
                                      ------------------------------------
                                      Name: W.E. Hewitt
                                      Title: Vice President

                                  SCHEDULE  A


                                       Shares and
Warrant                                 Warrant
Holders                                  Spares    Warranties   Shares    Shares Total
-------------------------------------  ----------  ----------  ---------  ------------

DLJ Merchant Banking Partners, L.P.     1,489,057   2,630,652  1,630,652     3,099,709

DLJ International Partners, C.V.          659,407     731,942    731,942     1,391,349

DLJ Offshore Partners, C.V.                38,232      42,437     42,437        80,669

DLJ Merchant Banking Funding, Inc.        609,206     676,949    876,349     1,295,555

DLJ First ESC L.L.C.                      349,098     337,369    387,369       736,467
                                        ---------   ---------  ---------     ---------

          Total DLJ Entities            3,125,O00   3,468,749  3,469,749     8,993,749

UBS Capital LLC                           825,000     993,750    783,594     1,408,994
                                        ---------   ---------  ---------     ---------

          Total                         3,750,000   4,462,449  4,252,343     8,002,343


                                 SCHEDULE 6(b)

     None.

                                 SCHEDULE 8(b)


Schedule 8(b)(i)

     1. All filings with, and the consent, approval or waiver of, the South African Reserve Bank.

     2. All authorizations, clearances or other forms of approval from any Governmental Entity under the competition laws of any European Union country which are necessary in order to consummate the purchase and sale of the Securities, including, in particular, in Belgium, Germany, Greece and the United Kingdom.

Schedule 8(b)(ii)

     1. Notice to the South African registrar of companies regarding the issuance of any Sappi Shares included in the Purchase Consideration.

     2. Filing of listing applications with the Johannesburg, Frankfurt, Paris and London stock exchanges with respect to any Sappi Shares included in the Purchase Consideration.

     3. Publication of an advertisement in a South African newspaper of general circulation regarding the issuance of any Sappi Shares included in the Purchase Consideration.

     4. All filings and registrations under any applicable securities laws in connection with any Placement.

                                   EXHIBIT A

                       Form of SDW Holdings Press Release
                       ----------------------------------


                               December __, 1996

     Sappi Limited has agreed to acquire the minority common equity interests in SDW Holdings Corporation held by DLJ Merchant Banking Partners, L.P., certain of its affiliates and UBS Capital LLC, subject to certain customary conditions. Jointly, these interests represent approximately 22% of the common equity of SDW Holdings (on a fully-diluted basis). SDW Holdings is the parent of S.D. Warren Company.

     Under the terms of the agreement, Sappi has agreed to purchase the interests at a price of $17.25 per share of common stock within 180 days of the date of execution of the agreement.

     Following this acquisition, Sappi will own over 97% of the common equity of SDW Holdings (on a fully-diluted basis). Sappi has agreed to use reasonable efforts to acquire the remaining common equity interests in SDW Holdings within 120 days following the closing of the above acquisition. Based upon current circumstances, it is expected that the acquisition of such minority interests will be made for cash at a substantially similar price.




1/24/97